Forward-looking Statements and Non-GAAP Measures

This presentation contains certain "forward-looking statements" within the meaning of the federal securities law. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may," and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. They include estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's business that are discussed in its most recent Form 10-K and in other reports on file with the Securities and Exchange Commission. These reports are also available from Noble Energy's offices or website, http://www.nobleenergyinc.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.

This presentation also contains certain historical and forward-looking non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy's overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please also see Noble Energy's website at http://www.nobleenergyinc.com under "Investors" for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures. The GAAP measures most comparable to the forward-looking non-GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort.

The Securities and Exchange Commission requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We use certain terms in this presentation, such as "net risked resources" and "gross mean resources." These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy's offices or website, http://www.nobleenergyinc.com.

Agenda

December 6, 2012 Analyst Conference

- **Company Overview** — **Chuck Davidson**, ***Chairman and CEO***
- **Operations Summary** — **Dave Stover**, ***President and COO***
- **Financial Review** — **Ken Fisher**, ***SVP and CFO***
- **DJ Basin** — **Dan Kelly**, ***VP Wattenberg***
- **Marcellus** — **John Lewis**, ***VP U.S. – Southern Region***
- **Break**

Agenda

December 6 Analyst Conference

Gulf of Mexico	**John Lewis** *VP U.S. – Southern Region*
Eastern Mediterranean	**Rodney Cook** *SVP International*
West Africa	**Rodney Cook** *SVP International*
Exploration	**Susan Cunningham** *SVP Exploration*
Closing Remarks / Q&A	**Chuck Davidson**

Company Overview

Chuck Davidson

Chairman and CEO

NBL

Noble Energy … NOW!

Delivering multi-year growth while building the portfolio

- **Five Core Areas Delivering Outstanding Results**
  - Production expected to more than double by 2017
  - Proven reserves projected to increase 114% over 5 years
- **Major Projects Generating Strong Cash Flows**
  - Tamar and Alen contributors in 2013
- **Huge and Growing Portfolio of High Return Reinvestment Opportunities**
  - Net risked discovered unbooked resources up 55% to 5.1 BBoe
- **Sustainable Industry-Leading Exploration Program**
  - Potential to add at least one new core area in next 2 years
- **Financial Strength to Assure Ability to Execute**
- **Organizational Capacity to Manage a Rapidly Growing Business**

NBL

Accomplishments Since 2011 Analyst Day

NOW an even brighter outlook for the future

- **Substantially Expanded Discovered Resource Base in DJ Basin and Marcellus Shale**
  - Higher EURs and recoveries
- **Accelerated Horizontal Niobrara Activity Levels**
- **Tamar on Schedule and Accelerated Alen Timing**
- **Secured Strategic Partner for Leviathan**
- **Made Significant Exploration Discoveries**
  - Cyprus A and Big Bend
- **Captured Three High-Potential New Venture Plays**
  - N.E. Nevada, Falklands and Sierra Leone
- **Executed Divestiture Program**
  - Results above expectations

Debt-Adjusted* Growth per Share

A premier plan that continues to improve



Compound Annual Growth Rate (CAGR)
2010 Analyst Conference (2010 - 2015)
2011 Analyst Conference (2011 - 2016)
5%
18%
10%
15%
18%
22%
Reserves per Share
Production per Share
Cash Flow per Share**

* Term defined in appendix

** See appendix for reference price case

Debt-Adjusted* Growth per Share

A premier plan that continues to improve



Compound Annual Growth Rate
2010 Analyst Conference (2010 - 2015)
2011 Analyst Conference (2011 - 2016)
2012 Analyst Conference (2012 - 2017)
5%
18%
21%
10%
15%
18%
18%
22%
24%
Reserves per Share
Production per Share
Cash Flow per Share**

* Term defined in appendix

** See appendix for reference price case

5-Year Debt Adjusted Growth Metrics

Likely propels NBL to top performer



Production Per Share
2008-2013E
Stock Return CAGR 2006-2011
NBL
2012-2017
17%
NBL
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-10%
-5%
0%
5%
10%
15%
20%



Cash Flow Per Share
2008-2013E
Stock Return CAGR 2006-2011
NBL
2012-2017
24%
NBL
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%

Source: Barclays 2012 Report "What Drives E&P Share Price" – July 2012
DAPPS: Production converted at 27:1 (gas:oil) and 12:1 (gas:NGLs)
Comparative companies plotted: APA, APC, CNQ, DVN, EOG, NFX, NXY, PXD,RRC, SWN, TLM, UPL

Key Outcomes by 2017

Superior operational and financial performance


Discretionary Cash Flow*
$B
8
6
4
2
0
7.4
2012
2013
2017


Proved Reserves
BBoe
3.0
2.0
1.0
0.0
2.6
2011
2016


Net Production
MBoe/d
600
400
200
0
540
2012
2013
2017


Return on Average Capital Employed*
18%
12%
6%
0%
17%
2012
2013
2017

Note: All metrics from continuing operations, reserves as of year end
* Terms defined in appendix. See appendix for reference price case

NBL

Conference Themes

Highly transparent growth – continuously capturing new options

- **Unique Ability to Tap Multiple Assets for Growth**
  - Diverse portfolio continues to provide options while reducing risk
- **Enhancing Project Performance Through Technology and Operational Efficiency**
  - Existing portfolio opportunities getting better and better
- **Competitive Advantage in Delivering Major Projects**
  - Building a track record of outstanding execution
- **Fully Integrated Financial and Risk Management Strategies**
  - Financial strength to deliver an aggressive growth agenda
  - Mitigation of risks that otherwise could challenge plan delivery
- **Organization and Business Model Focused on Sustainable Growth**
  - Continually enhancing the portfolio
  - Material exploration opportunities supported by best-in-class processes
  - Strengthening leadership capabilities for a much larger and growing business



NBL

Operations Summary

Dave Stover

President and COO

NBL

Global Operating Strategy
Executing and accelerating the business plan

- **Focus on Five Core Operating Areas**
  - DJ Basin, Marcellus, Deepwater GOM, Eastern Mediterranean and West Africa
- **Convert Discovered Resources to Production**
  - Excel on major project execution
  - Accelerate U.S. onshore developments
- **Test Significant Exploration Opportunities**
  - Build off successes in core areas
  - Expand through new ventures
- **Manage the Portfolio**
  - Optimize ownership interest and JV partners
  - Divest non-core assets to maintain focus



NBL

Environment, Health and Safety Initiatives
Creating value through responsible leadership

- **Issued First Sustainability Report**
  - Highlights NBL's shared value strategy in social responsibility
  - Full report online
- **Top Quartile Safety Record Over Past Three Years**
  - 60% improvement in company and contractor performance
- **Implemented Strategic Water Plan**
  - Use supplies that do not compete with public supplies
  - Expand treatment and recycling
  - Support water-related research



CONTENTS

01 Letter from our Chairman and Chief Executive Officer
05 Our Approach to Reporting
06 The Noble Energy Story
09 Operational Highlights
11 Corporate Governance
13 Managing our Risks
17 Providing a Safe Work Environment
21 Excellence at Aseng
22 Leading the Way Back to the Gulf
25 Respecting our Environment
31 Applying our Water Management Strategy in the DJ Basin
33 Wildlife Restoration and Management
37 Caring for our People
41 Bettering People's Lives
43 Community Engagement in the DJ Basin
45 Strategic Development in Equatorial Guinea
48 Social Investment in Israel
49 Performance Data
51 IPIECA/API/OGP and GRI Index

NBL

Global Deepwater Execution

Consistent delivery of large-scale projects


Global Offshore Projects
Cycle-Time Comparisons
NBL Projects
External Gas Projects
External Oil Projects
3,000
2,500
2,000
1,500
1,000
500
0
Water Depth in Meters
0
5
10
15
20
Years from Discovery to Production

- **Portfolio of World-Class Resources**
- **Utilizing Proven Project Management Practices**
- **Established Track Record of Excellence in Delivery**
- **Delivers Differential Value Across Portfolio**

Source for external projects: Goldman Sachs Top 360 Projects Survey (bubble size represents resource quantity)

NBL

An Early Look at the U.S. in 2013

Streamlined portfolio providing dramatic growth

- **DJ Basin**
  - Net resources raised to 2.1 BBoe, up 60%
  - Activity increases by 50% with over 300 wells
  - Production up 25% topping 100 MBoe/d before year end
- **Marcellus Shale**
  - Wet gas activity ramps up to 85 wells
  - Volumes up 80% averaging 165 MMcfe/d
  - Price realizations over $7 per Mcf in liquids-rich area
- **Deepwater GOM**
  - Sanction both Gunflint and Big Bend discoveries
  - Production up 10% over 2012
- **New Ventures**
  - Test potential in N.E. Nevada





NBL

An Early Look at International in 2013

Two new large-scale projects providing long-term impact

- **Eastern Mediterranean**
  - Tamar start-up scheduled for April
  - Net sales volumes to double
  - Progress Leviathan development
- **West Africa**
  - Strong cash flow driven by Brent-linked volumes
  - Alen online early at 18 MBbl/d of net liquid production
  - Expect to sanction Carla oil development
- **Exploration**
  - Test potential in New Venture area of Nicaragua
  - Begin drilling Mesozoic oil prospect in Eastern Mediterranean
  - Mature Falklands and Sierra Leone leads





NBL

2013 Capital Outlook

Investing in long-term sustainable growth

- Accelerate Horizontal Niobrara Oil and Wet Gas Marcellus Programs
- Allocate 60% to U.S. Onshore Developments
- Appraise Gunflint and Drill Deepwater GOM Prospects
- Complete Tamar and Alen Major Projects
- Test Significant Exploration New Ventures



$3.9 Billion
New Ventures
Cap Interest
Other
Eastern Med
DJ Basin
West Africa
Marcellus
DW GOM

NBL

2013 Volumes
Substantial growth in core areas

- 20% Year Over Year Increase, Adjusting for Divestments
- Expect to Exit 2013 Around 300 MBoe/d



MBoe/d
300
225
150
75
0
239 – 240
Divestments
230 – 231
Growth
270 – 282
2012
2012 Adjusted
2013

<u>Growth Areas</u>

DJ Basin – Up 25%

Marcellus – Up 80%

Israel – Up 100%

DW GOM – Up 10%

Note: From continuing operations

NBL

Crude Oil Volume Growth

Up 83 percent in last two years



Over 50% Priced at Brent or LLS
MBbl/d
% of Total Volume
120
90
60
30
0
75%
50%
25%
0%
+52%
+20%
2010
2011
2012
2013
Crude Oil
% Total Volume

Note: From continuing operations

NBL

Net Risked Resources*

Substantial growth and de-risking in portfolio



Net Risked Resources (BBoe)
2.9
+45%
4.2
+75%
7.4
+34%
9.9
50%
60%
62%
2008
2010
2011
2012**
Proved Reserves
Discovered Unbooked
Core Area Exploration
New Play Types

* Term defined in appendix

** 2012 proved reserves is prior year end adjusted for divestitures

NBL

Resource Growth From 2011

U.S. onshore expanding along with high-impact new ventures



Net Risked Resources (BBoe)
7.4
0.9
DJ Basin Expansion
0.4
Marcellus Expansion
0.8
Falkland Islands Entry
0.4
N.E. Nevada Play
9.9
2011 Analyst Conference
2012 Analyst Conference

Resource Base

Strong foundation for current and future growth



Exploration 3.7 BBoe
DW GOM
Eastern Med.
West Africa
U.S. Onshore
New Ventures
Discovered Unbooked 5.1 BBoe
DJ Basin
Marcellus
Other
Eastern Med.
Total Resources (BBoe)
9.9
18.8
Net Risked
Net Unrisked
Proved Reserves*
Discovered Unbooked
Core Area Exploration
New Play Types

* Proved reserves and resources adjusted for divestitures

Proved Reserves Outlook

More than double over the next five years

Proved Reserves (BBoe)



16% CAGR
7% CAGR
0.9
1.2
2.6
YE 2007
YE 2011
YE 2016
U.S.
International

All-in Reserve Replacement*

Accelerating growth



164%
296%
2007 - 2011
Projected 2012 - 2016

Reserve Adds (BBoe)**

Discovered resources drive growth well into the future



0.8
2.1
3.0
80% U.S. Onshore
2007 - 2011
Projected 2012 - 2016
Remaining Discovered

* Term defined in appendix

** Reserve adds net of revisions and sales

Historical Organic Capital*

Focusing investments on our core areas



100%
80%
60%
40%
20%
0%
2006
2007
2008
2009
2010
2011
2012
DJ Basin
Eastern Med.
West Africa
Marcellus
Deepwater GOM
Non-Core

* Term defined in appendix

NBL

Organic Cash Capital* Outlook
Delivering growth through disciplined investing

- **2012 – 2016 Capital Down $300 MM vs. 2011 Analyst Conference**



$B
8
6
4
2
0
2012
2013
2014
2015
2016
2017
2011 Analyst Conference
2012 Analyst Conference

2012 – 2017

By Area



Other
Eastern Med.
DJ Basin
West Africa
DW GOM
Marcellus

By Type



Other
Exploration
Offshore Major Projects
Onshore Horizontals

* Term defined in appendix

NBL

Production Outlook

Strong diversified growth from discovered projects



MBoe/d
600
500
400
300
200
100
0
2012
2013
2014
2015
2016
2017
17% CAGR
540 MBoe/d
116 MBoe/d
300 MBoe/d
Base
Onshore Horizontal
Offshore Projects
Exploration

Note: Base includes assets brought online through 2012. Remaining non-core divestitures assumed to occur 2013

NBL

Discretionary Cash Flow* Outlook

Growing a billion dollars per year



2012
Eastern Med.
Other
DJ Basin
West Africa
Marcellus
DW GOM
2017
Eastern Med.
Other
DJ Basin
West Africa
DW GOM
Marcellus

- 2012 – 2016 DCF Up $650 MM vs. 2011 Analyst Conference



$ B
8
6
4
2
0
21% CAGR
2012
2013
2014
2015
2016
2017
2011 Analyst Conference
2012 Analyst Conference

* Term defined in appendix

NBL

Global Operations Summary

Enhancing the plan through successful execution

- **Established Track Record of Major Project Delivery**
- **Technological Expertise Unlocking Unconventional Resource Value**
- **Risked Resource Portfolio Grows 34% to 9.9 BBoe with 62% Discovered**
- **Focused and Disciplined Capital Program Delivering Superior, High-Value Growth**
- **Portfolio Positioned for Multiple Near-Term, High-Impact Catalysts**



Financial Update

Kenneth Fisher
Senior Vice President and CFO

NBL

Financial Strategy

Ensure capital structure to support business value creation

- **Deliver Sustained Growth at Attractive Returns**
- **Fund Material Organic Exploration Program and Long-Cycle, Long-Lived Major Projects**
- **Proactively Manage Portfolio and Enterprise Risks / Exposures**
- **Ensure Financial "Fire Power"**



Finance Framework

To ensure delivery of value

- **Capital Discipline … Portfolio Management for Returns and Value**
- **Robust Balance Sheet to Support High Return Growth**
  - Minimum liquidity levels
  - Conservative leverage metrics
  - Robust to Cash Flow at Risk (CFAR)* stress testing
- **Minimum Liquidity to Address Volatility and Risk**
  - Liquidity in the 15% – 20% of total asset range
- **Commitment to Investment Grade Rating and Competitive Dividend**
  - Supports growth with investors, host governments, partners, and customers
- **Proactive Risk Management Across the Business**
  - Commodity hedging program
  - Insurance program
  - Credit risk management
  - CFAR
  - Enterprise Risk Management
  - Global compliance program

* Term defined in appendix

Robust Financial Position

Well-positioned to fund long-term growth plans

- **$5.6 Billion of Liquidity***
  - $1.6 B cash on hand
  - $4.0 B unused revolver
- **Net Debt-to-Capital Ratio 24%**
  - Total Debt* $4.1 B
- **Investment Grade Rating with Stable Outlook**
  - Moody's Baa2
  - S&P BBB

Well-Managed Maturity Profile



$MM
1,600
1,200
800
400
0
2012
2013
2014
2019
2021
2022+
JV Installment Payments
Bonds

Excludes $322 MM FPSO lease liability amortized over 15 years

Favorable Leverage



38%
29%
34%
24%
33%
26%
YE 2011
3Q 2012
YE 2012
Debt-to-Cap
Net Debt-to-Cap

* Term defined in appendix
Data as of 3Q 2012

NBL

Discretionary Cash Flow*

Grows $1.0 B per year from 2013 – 2017


$B
8
7
6
5
4
3
2
1
0
21% CAGR
2012
2013
2014
2015
2016
2017

* Term defined in appendix

NBL

Liquidity*

Strong liquidity vs. investment grade peers



Liquidity as a % of Total Assets
35%
30%
25%
20%
15%
10%
5%
0%
Liquidity / Total Assets
NBL
A
B
C
D
E
F
G
H
Cash
Unused Credit Facility



S&P Liquidity Metrics
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Liquidity Sources / Uses Ratio
$6
$4
$2
$0
($2)
($4)
Liquidity Sources minus Uses ($B)
"Strong" to "Exceptional" Liquidity: 1.5X to >2.0X
NBL
C
D
B
A
F
E
H
G
Liquidity Sources / Uses (Left Scale)
Liquidity Sources Minus Uses (Right Scale)

* Term defined in appendix
Note: Data as of 3Q 2012, peers listed in appendix

S&P Liquidity Descriptors for Global Corporate Issuers (Sept. 28, 2011)

2013 Year End Financial Projections

Enhanced position vs. 2011 Analyst Conference



Liquidity*
$3.0 B
$4.2 B
2011 Analyst Conference
2012 Analyst Conference
Net Debt-to-Capital
34%
26%
2011 Analyst Conference
2012 Analyst Conference
FFO* / Total Debt*
55%
64%
2011 Analyst Conference
2012 Analyst Conference

* Terms defined in appendix

NBL

Financial Projections

Maintaining metrics well within investment grade range



Debt-to-Capital Ratios
40%
30%
20%
10%
0%
2011
2012
2013
2014
2015
2016
2017
Incremental Debt-to-Cap Due to Liquidity Target
Net Debt-to-Cap
Debt-to-Cap
NBL Internal Threshold (35%)



FFO* / Total Debt*
120%
100%
80%
60%
40%
20%
0%
2011
2012
2013
2014
2015
2016
2017
FFO / Total Debt
S&P Threshold (35%)

* Terms defined in appendix

NBL

NBL Dividend

Commitment to competitive payout

- **Over Last Eight Years, NBL's Dividend Per Share has Grown at a 35% CAGR**
  - Leads the peer group
- **Dividends Accounted for 9% of Total Shareholder Return from 2004 – 2012**

2004 – 2012 Dividend Growth Per Share vs. Peers*



Investment Grade Peers
Non-Investment Grade Peers
40%
30%
20%
10%
0%
-10%
-20%
N/A
N/A
N/A
N/A
NBL
F
B
D
H
G
C
E
A
I
J
K
L
M
N

*Peers listed in appendix
Note: N/A = No dividend paid

Proactive Risk Management

A "core competency" for NBL



Aon Risk Maturity Index
Distribution of Risk Maturity Ratings (June 2012)
Developed with
Wharton
University of Pennsylvania
25%
20%
15%
10%
5%
0%
3.8%
9.6%
15.2%
19.2%
19.2%
17.0%
11.4%
3.7%
1.0%
1
1.5
2
2.5
3
3.5
4
4.5
5
Initial
Initial to Basic
Basic
Basic to Defined
Defined
Defined to Operational
Operational
Operational to Advanced
Advanced

- 430+ Global Organizations, Including 25 Oil and Gas Firms
- 20 Countries / 30+ Industries
- Global Benchmark Scores
  - All organizations: 3
  - Global oil and gas: 3
- NBL Score: 4

* Term defined in appendix

- Commodity Hedging Program
- Cash Flow at Risk (CFAR)*
- Insurance Program
- Credit Risk Management
- Enterprise Risk Management Initiatives
- Global Compliance Program

Note: Ratings reflect companies' self assessment using the Aon Risk Maturity Index; the ratings do not reflect an evaluation by Aon or The Wharton School. NBL self assessment conducted by NBL internal audit

Commodity Hedging

Proactively hedged through 2014

- Hedge Up to 50% of Production for the Current Plus Two Calendar Years
- Strong Program Governance and Oversight
- Reduces Near-Term Cash Flow Volatility to Support Financial Commitments and Capital Investments



Global Oil
2013
2014
50%
53%
39%
23%
NBL
Peers*
NBL
Peers*

Year	Floor**	Ceiling
2013	$95.90	$116.46
2014	$97.46	$108.82



U.S. Gas
2013
2014
46%
33%
43%
13%
NBL
Peers*
NBL
Peers*

Year	Floor**	Ceiling
2013	$4.40	$5.21
2014	$3.77	$4.90

* Peers listed in appendix

** Based on 2012 settlements and calendar NYMEX strip on 11/19/12

Note: Peer data as of Q3 2012, NBL percent hedged calculations based on 2012 production volumes

NBL

Cash Flow at Risk (CFAR)* Stress Testing: 2013 – 2015

Highly confident of meeting all funding commitments



Cash Flow from Operations
Cumulative Probability of Occurrence
95% Worst Case
NBL Plan
CFAR
95% Worst Case:
$2.0 B
50% (Median)
5% (Worst Case Scenario)
- 1 σ
+ 1 σ
Cumulative Probability Distribution (%)
Cash Flow From Operations ($B): 2013 – 2015

* Term defined in appendix

- **Monte Carlo Simulation**
  - Commodity price stress test
  - 5,000 simulations
- **Commodity Price Range**
  - WTI: $50 – $119/Bbl
  - Gas: $2.12 – $5.90/Mcf
- **NBL Plan ~ Median Outcome**
- **Liquidity Levels Mitigate Funding Requirements at the 95% Worst Case**

NBL

Comprehensive Insurance Program
Broad range of coverage focused on key risks

- **Broad Insurance Coverage for Worldwide Assets Through Oil Insurance Limited (O.I.L.) and Commercial Markets**
  - Operating assets
  - Assets under construction
  - Well control
  - Terrorism
  - Cargo
  - Pollution liability
- **3rd Party Liability Worldwide**
  - Complements O.I.L. coverage for a well control event
- **Business Interruption Coverage for Major Producing Assets**
- **Political Violence / Terrorism Coverage**

Israel Insurance Coverage
Well insured for specific country risks

Normal Business Risks

- Coverage to fully replace offshore platform or onshore terminal

War and Terrorism

- Political violence program covers both property and business interruption
- Property coverage also provided by the Israeli government property tax and compensation fund



Property / Well Control
Commercial Energy Package
O.I.L.
Deductible
Business Interruption
Commercial Energy Package
Deductible
Property / Business Interruption
Commercial Political Violence Program
Deductible
Property
Government of Israel Property Tax & Compensation Fund

Note: Graphs not drawn to scale

Financial Action Plan

Strength to deliver value



- **Scale Minimum Liquidity Levels to Support Growth**
  - Minimum liquidity: $2.5 B today … $4.0 B by 2016
  - Ensure flexibility to address evolving business needs
- **Continue Proactive Commodity Hedging and Insurance / Risk Management Programs**
- **Manage Portfolio for Returns and Value**
  - Disciplined capital allocation
  - Non-core property divestitures
  - Eastern Mediterranean strategic partner
- **Ensure Competitive Dividend**
- **Remain Proactive on Debt Funding Requirements**
- **Maintain Conservative Financial Position and Investment Grade Rating**

DJ Basin

Dan Kelly

Vice President Wattenberg

NBL

NBL Leading the Way

Wattenberg and Northern Colorado

- **Premier Oil Play that Compares Favorably to Other Plays**
- **Net Resources Dramatically Increased to 2.1 BBoe**
- **Delivering Five Year Production CAGR Over 20%**
- **Rapidly Accelerating Development Program with 500 Wells per Year in 2016**
- **Technical Leader in Unconventional Exploration and Development**



Niobrara is a Top Oil Resource Play

Superior resources and low development costs

	Oil Play Characteristics			Well Characteristics				
	Depth (Feet)	Thickness (Feet)	OOIP (MMBoe / Section)	Avg. EUR (MBoe)	Avg. Liquids %	D&C Capital $MM	Lateral Length (Feet)	Net* F&D ($/Boe)
NBL Nio Oil Window – Standard Length	5,500-8,200	250-350	65-73	335	65%	$4.5	4,500	$16.79
NBL Nio Oil Window – Extended Reach	5,500-8,200	250-350	65-73	750	65%	$8.3	9,100	$13.83
NBL East Pony – Standard Length	5,500-8,200	250-350	90	345	85%	$4.9	4,500	$17.75
Eagle Ford Oil	4,000-8,000	200-300	30-50	450	65%	$6.0	5,500	$16.67
Bakken	7,000-11,000	75-150	10-15	600	86%	$9.5	10,000	$19.79

* 80% NRI assumed

Source: Internal, Wood Mackenzie, External Company Presentations, Tudor Pickering

Niobrara is a Top Oil Resource Play

Outstanding well economics

- **Various Analyst Quotes …**

  "Wattenberg and North Colorado Niobrara among the most economic plays"

  "We believe NBL has cracked the code in northern Colorado"

  "… the success of the horizontal Niobrara program is dramatically pulling the growth rate forward"



Before Tax Returns
60%
40%
20%
0%
Niobrara
Eagle Ford
Bakken



$/BOE
Net Present Value at 10%
20
15
10
5
0
Niobrara
Eagle Ford
Bakken

Source: Credit Suisse

NBL

Premier Acreage Position

8,000 locations in oil window

- **640,000 Net Acres**
  - 80% in the oil window
- **410,000 Net Acres in the Greater Wattenberg Area (GWA)**
  - 290,000 net acres in the oil window (liquids above 50%)
  - 120,000 net acres in the gas window (liquids below 50%)
- **230,000 Net Acres in Northern Colorado**
  - Oil content over 80%



Wyoming
Nebraska
Northern Colorado
GREELEY
GWA
NBL Acreage
Gas Window
Oil Window

Dramatic Growth in Recoverable Resources

Well established and still unlocking potential

- **Risked Recoverable Resource Up Over 60% to 2.1 BBoe**
- **Nearly Doubled Risked Hz Locations to 9,500**
  - Avg. 66-acre spacing
- **Hz EURs Continue to Improve**
  - Avg. increased to 335 MBoe
- **Continued Improvement Expected as Technical Efforts Prove Up Concepts**



Net Risked Resources
(BBoe)
0.8
55%
1.3
62%
2.1
64%
2010
2011
2012
2013 +
Liquids
Gas

NBL

DJ Basin Resources and Drilling Inventory

Development strategy focused on oil

- **2.1 BBoe Net Risked Resources**
  - GWA oil – 1,400 MMBoe
  - GWA gas – 400 MMBoe
  - N. Colorado oil – 300 MMBoe
- **9,500 Total Risked Gross Hz Locations**
  - GWA oil – 6,400 locations at 47-acre spacing
  - GWA gas – 1,350 locations at 80-acre spacing
  - N. Colorado oil – 1,750 locations at 89-acre spacing


Northern Colorado
GWA Gas Window
GWA Oil Window

DJ Basin Well Economics

Strong returns over a broad price range

BT Economics*	GWA Gas Window	GWA Oil Window	East Pony
EUR (MBoe)	435	335	345
Liquids (%)	45%	65%	85%
Well Cost ($MM)	$4.5	$4.5	$4.9
NPV10 ($MM)	$3.6	$3.9	$6.0
ROR (%)	65%	70%	109%
Payout (Years)	1.4	1.3	1.0



Type Curves
Boe/d
750
500
250
0
0
12
24
Months
GWA Gas Window
GWA Oil Window
East Pony



ROR Sensitivity to Oil Price**
BT ROR
160%
120%
80%
40%
0%
Reference Price
$70
$80
$90
$100
WTI Crude Oil ($/Bbl)

* Utilizing reference price case. See appendix, 80% NRI.

** NYMEX gas flat at $3.50/ MMBtu in all cases. 80% NRI.

Accelerating Development Program

Double 2012 activity in two years

- **50% More Wells in 2013 than 2012**
  - 300 actual wells or 350 standardized on 4,500 ft. lateral lengths
- **Additional 1,100 Wells Over Next Five Years vs. 2011 Plan**
- **500 Wells Per Year by 2016**
- **Over 70% of Acreage in Development Stage**



Horizontal Wells
Wells
600
450
300
150
0
Cum Wells
3,000
2,000
1,000
0
2011
2012
2013
2014
2015
2016
2017
Northern Colorado HZ Well Count
GWA Hz Well Count
Cum HZ Well Count
2011 Forecast Cum Hz Well Count

NBL

DJ Basin Production Outlook

Horizontal activity driving liquids growth

- **5-Year CAGR Increased from 15% to 20%**
  - 2013 production growth of 25% year over year
  - Oil volumes escalates 3.5 fold in 5 years
- **Nearly $10 Billion of Capital 2013 – 2017**



Net Production
MBoe/d
200
150
100
50
0
20% CAGR
2012
2013
2014
2015
2016
2017
Vertical
Horizontal
2011 Forecast



Liquid Content
42%
16%
42%
32%
12%
56%
2012
2017
Crude Oil
NGL
Natural Gas

NBL

Dramatic Results from Accelerating Program

Generating significant free cash flow

Net Production

Cum 265 MMBoe, up 35%


MBoe/d
200
100
0
2013
2014
2015
2016
2017
2011 Analyst Conference
2012 Analyst Conference

Net Capital

Cum $9.8 B, up 22%


$MM
3,000
2,000
1,000
0
2013
2014
2015
2016
2017
2011 Analyst Conference
2012 Analyst Conference

Free Cash Flow*

Cum $2.4 B, up 59%


$MM
1,000
500
0
-500
2013
2014
2015
2016
2017
2011 Analyst Conference
2012 Analyst Conference

* Term defined in appendix

NBL

Evolution of Total System Resource

Three-fold increase in original oil in place (OOIP) – Wells Ranch Example


MMBoe/ Section
75 ft.
Niobrara A
Niobrara B
24
Niobrara C
Niobrara D
Ft Hayes
Codell
2009 – 2011
4 Wells
75 ft.
Recovery Factor: ~5% of 24 MMBoe
Coring Program
Spacing Tests
"In-Situ Underground Laboratory"
2012+
16 Wells
MMBoe/ Section
300 ft.
Niobrara A
24
Niobrara B
24
Niobrara C
20
Niobrara D
Fort Hayes
Codell
6
74
300 ft.
Recovery Factor: ~7% of 74 MMBoe
30 Wells
300 ft.
Recovery Factor: ~14% of 74 MMBoe

Results from World-Class Data Collection
Multiple strategies to optimize recoveries

- **Estimated Oil in Place Tripled**
- **Five Strategically Placed Core Wells**
  - Over 2,100 ft. of core with proprietary unconventional laboratory analysis
- **Extensive 3D Seismic**
  - 1,650 sq. mi.
- **Formation Imaging Logs**
- **Monitored Completions with Microseismic on 55 Wells**



Wyoming
Nebraska
60.0 MMBoe/Sec
90.2 MMBoe/Sec
65.5 MMBoe/Sec
73.1 MMBoe/Sec
70.6 MMBoe/Sec
GREELEY
Wells Ranch
NBL Acreage
Gas Window
Oil Window
Core Well – OOIP/Sec

NBL

In-Situ Underground Laboratory

Applying cutting edge technology

- **40-Acre Spaced Wells Exhibit Best Performance to Date**
- **No Production Interference**
- **All Nine Wells Above 335 MBoe Type Curve**

Significant Data Acquisition

- 10 down hole pressure and temperature gauges
- 43,800 ft. of down hole fiber optic cable measuring temperatures and acoustics
- Direct in-situ pressure, stress, fracture mechanics measurements
- 3D Seismic, down hole micro seismic, Vertical Seismic Profile (VSP)
- Multiple advanced well logs and proppant/liquid tracers/robust reservoir model
- 374 ft. of whole core, geochemistry, core extracts and produced oil analysis

Wells Ranch Section 25



One Section (One Square Mile)
80-acre Spacing
4 Well Pad
40-acre Spacing
EcoNode Facility
40-acre Spacing
5 Well Pad
80-acre Spacing
Down hole pressure and temperature gauge
Micro seismic monitoring well
Fiber optic temperature and acoustics

Optimizing Resource Recovery

Potential for over 30 wells per section

- **Testing Three Development Concepts/Patterns**
  - North Pad – 40-acre spacing with multiple targets (potential 30+ wells per section)
  - Center Pad – 40-acre spaced B (potential 16 wells per section)
  - South Pad – 40-acre spaced B and C (potential 16 wells per section)
- **All Wells Drilled and Completed**



Wells Ranch Section 24
North Pad 5 Wells
Niobrara A, Niobrara B, Codell
Center Pad 4 Wells
Niobrara B
EcoNode Facility
South Pad 6 Wells
Niobrara B, Niobrara C
One Section (One Square Mile)



Cross-section View of Pads
South
South Pad – 6 wells
Center Pad – 4 wells
North Pad – 5 wells
North
C B C B C B B B B B A B A
Cdll Cdll
330ft. 330ft. 330ft. 330ft. 330ft. 330ft. 330ft. 360ft. 300ft. 330ft. 380ft. 300ft. 300ft.

NBL

Northern Colorado Niobrara

Leveraged expertise to unlock new opportunity

- **Approximately 80 Well Program in 2013**
- **Superior Economics in East Pony**
  - 1-year payout BT
  - Producing 80% oil
  - Avg. 24-hour rate 780 Boe/d with 30-day avg. 620 Boe/d
  - Avg. EUR 345 MBoe
- **Three Well 80-Acre Pilot Yielding Best Results to Date**
  - Avg. 24-hour rate 840 Boe/d with 30-day avg. 720 Boe/d


Wyoming
Nebraska
East Pony Area
Lilli Plant
NBL Wells


Boe/d*
1,000
800
600
400
200
0
0
90
180
270
360
Days
17 Well Average
80-Acre Pilot
335 MBoe Type Curve

* Rolling 3 day average

NBL

Extended-Reach Laterals
Generating outstanding results

- **About 60 Wells Planned for 2013**
- **Three New Wells Online**
  - Avg. lateral lengths 9,100 ft.
  - Avg. 15 days to drill
  - Avg. drill and complete costs $8.3 MM
  - Returns 100%+ BT, payouts within 1 year
  - Potential to lower F&D by ~20%



Boe/d
1,400
1,200
1,000
800
600
400
200
0
0
20
40
60
80
100
120
Days
750 MBoe Type Curve
WR AF8-69
WR AF5-62
WR 29-62
Average

NBL

Operational Excellence

Delivering value in all phases of the business

- **Efficiencies Driving $3 Billion of Discounted FCF* Margin Improvement**



21%
23%
20%
26%
10%

Key Drivers

- Base Well Cost
- Facility Consolidation
- Oil and Water Trucking
- LOE Savings
- Condensate Recovery



* Term defined in appendix

Wattenberg Horizontal Niobrara Drilling

Continuous improvement in drilling and completions

- Fit-for-Purpose Rigs, Pad Drilling Improving Efficiencies
- Spud to Rig Release Down 25% Year Over Year
- Projecting ~10% Reduction in Well Cost by YE 2013
- Water Resources, Sand and Dedicated Frac Crews in Place
- Completions Up Over 200% Year Over Year



Days Spud to Rig Release
Record Hz Well in 3Q12 at Less than 6 Days
24
18
12
6
0
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12



Horizontal Completions
More Hz Wells Completed in 4Q12 than All of 2011
75
60
45
30
15
0
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

NBL

Maximizing Value through Transforming Operations

State-of-the-art technology and development application

- **Centralized Facilities**
  - EcoNodes and central processing
  - Reduced capital, operating expenses, surface disturbance
  - Increased operating efficiency, liquids, and flash gas recovery
- **Infield Infrastructure**
  - Efficient transport of produced fluids and frac water
  - Major reduction in oil and water trucking
- **Life Cycle Water Management Program**
  - Frac water self-sourced, strategically located, at reduced prices
  - Water recycling and re-use
- **State-of-the-Art Production Technology**
  - Largest application of facility and well automation
  - Immediate response to interruptions
  - 24/7 production optimization


EcoNode


Central Processing Facility


Operations Control Center

NBL

Midstream Infrastructure

Near-term development plans aligned with infrastructure build out

- **Program Focused in Liquids Rich Areas**
- **Gas and Oil Production Within Capacity Forecast**


GWA Gross Operated Gas
MMcf/d
500
400
300
200
100
0
Gross Operated Production
Estimated Capacity
Jan-12
Jul-12
Jan-13
Jul-13


MBbl/d
Gross Operated Oil
100
80
60
40
20
0
GWA
Northern Colorado
Estimated NBL Capacity
Jan-12
Jul-12
Jan-13
Jul-13


N. Colorado Gross Operated Gas
MMcf/d
40
30
20
10
0
Gross Operated Production
Estimated Capacity
Jan-12
Jul-12
Jan-13
Jul-13

Midstream Infrastructure
Expansion underway

- **Gas Processing Expansions of 900 MMcfd 2013 – 2015**
- **New 150 MBbl/d NGL Pipeline Late 2013**
- **Oil Takeaway Capacity Increase of 190 MBbl/d 2013 – 2015**
- **Infield Pipelines Increase Flow Assurance and Reduce Truck Traffic and Cost**



NBL Oil Polishing Facility
East Pony
DCP Lucerne 2 (200 MMcf/d)
DCP LaSalle (160 MMcf/d)
NBL Lilli (15 MMcf/d)
New NBL Plant (30 MMcf/d)
DCP Platteville 2 (230 MMcf/d)
SEMG New Oil Trunkline
PAA Rail Terminal
SEMG White Cliffs Pipeline
APC Lancaster (300 MMcf/d)

NBL

NBL Leading the Way

- DJ Basin a Premier Oil Play
- 640,000 Net Acres – Largest Delineated Acreage Position
- 2.1 BBoe – Largest Net Recoverable Resource
- Oil Production Growing 3.5 Fold Over 5 Years
- Technological Leader – Converting Knowledge to Value
- Delivering Excellence in All Phases – Exploration, Drilling, Completions and Infrastructure



NBL

Marcellus Shale

John Lewis
Vice President – Southern Region

NBL

Marcellus Shale
Value continues to be enhanced

- **Partners Aligned and Implementing Best Practices**
- **Production has More than Doubled in 2012 to ~140 MMcfe/d**
- **Well Results Better than Anticipated**
- **Well and Project Costs are Decreasing**
- **Resources Increased by 41% to 10 Tcfe**



NBL

Marcellus JV Position
Significant scale and growth


OH
PA
NBL Operated
176,000 Gross Acres
CONSOL Operated
452,000 Gross Acres
MD
WV
VA
Wet Gas
Dry Gas

- **Large Acreage Position within Marcellus Fairway**
  - 50% of 628,000 gross acres
- **87% of Acreage HBP Allowing for Development Flexibility**
- **Average NRI of ~88%**
- **Aligned with Partner – CONSOL**
  - Common focus on safety, environment and compliance
  - Management meets monthly
  - Joint technical teams share best practices and continuous improvement

NBL

Marcellus Production Outlook

Higher peak production level

- **Focusing Near-Term Activity in Wet Gas Areas**
  - Wet gas volumes slightly above acquisition forecast
  - Dry gas activity directed toward most productive and high NRI areas
- **Annual Well Count Climbs to 275 in 2015**
- **Peak Production Rate Now 1.3 Bcfe/d, a 32% Improvement**
- **Retaining Flexibility to Ramp Up Activity with Gas Prices**



MMcfe/d
Net Production
1,500
1,000
500
0
2011
2013
2015
2017
2019
2021
Acquisition Wet Gas
Acquisition Total
Current Wet Gas
Current Total



Wells
Drill Schedule
250
200
150
100
50
0
2011
2013
2015
2017
2019
2021
Wet Gas
Dry Gas
Original Dry Gas

NBL

Marcellus 2012 – NBL Operations

Focused on Majorsville



Washington County
SHL1: 5-well Pad Producing
SHL3: 8-well Pad Producing
SHL8: 10-well Pad Drilling
WEB4: 11-well Pad Drilling
SHL6: 7-well Pad Completing
Greene County
Marshall County



OH
PA
Majorsville
MD
WV
Normantown
Wet Gas
Dry Gas

- **Initial Focus on Majorsville**
  - Pre-work done by CONSOL
  - Delineation of large acreage position
  - Proximity to processing plant
- **Started Delineation in Normantown**
  - 200 potential well locations

NBL

Marcellus 2012 – CONSOL Operations

Focused on highly productive areas with high NRI



Ninevah 41 Pad Completing
Ninevah 42 Pad Drilling
Ninevah 38 Completing
Ninevah 39 Pad Drilling
Ninevah 13 Pad Producing
Ninevah 30 Pad Producing
Morris 9, 10, 14, 17 Pads Producing

CONSOL Ninevah Core Area



OH
PA
MD
WV
Bowers Pad Completing
DeArmitt 1, Aikens 5 and Gaut 4 Pads Producing
Phillip 4, Alton 2 Pads Producing
Wet Gas
Dry Gas

- **Focused on Washington, Greene and Westmoreland Counties, PA**
  - Highly productive area
  - Predominately fee acreage (100% WI and NRI)
- **Delineating North and South**

Marcellus Technology Moving Forward

Holistic approach that leverages learnings from DJ Basin

- **Integrated Sub-Surface Analysis**

Integrating

Cores
3D Seismic
Microseismic
Logging while Drilling
Reservoir Modeling
Stimulation Modeling
Well Performance

Leads To

Optimizing

Landing Zones
Well Spacing
Well Orientation
Well Specific Completions

- **Systematically Testing Operating Improvements**

Testing

Fit-for-Purpose Rigs
Batch Drilling
Rotary Steerable Systems
Completion Staging
Completion Fluids
Surface Facility Designs

Leads To

Increased Value

Reduced Costs
Improved Performance

Marcellus Efficiency Improvements
Costs are coming down

- **Top Hole Costs are Down 18% After Two Pads**
  - $170 M per well
- **Completion Cost Lowered by 10%**
  - $300 M per well on 5,000 ft. laterals



$MM
Top Hole Costs
1.8
1.5
1.2
0.9
0.6
0.3
0.0
Side Track Required
Avg. $940 M
Avg. $770 M
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Wells Chronological Order



$M/ft.
Completion Cost / Lateral Foot
1.0
0.8
0.6
0.4
0.2
0.0
1 2 3 4 5 6 7 8 9 10 11 12 13
Wells Chronological Order

NBL

Marcellus Efficiency Improvements
Increasing lateral length significantly increases value

- **EUR Increases Proportionately with Lateral Length**
- **Field Development Being Optimized for Lateral Length and Acreage Position**
- **Advancing to Longer Laterals**
  - 8,460 ft. is longest lateral drilled to date
  - Testing to determine optimal lateral length
- **Potential Savings of ~$1.7 Billion Net Over Project Life**



Bcfe
SWPA EUR vs. Lateral Length
12
9
6
3
0
0
2,000
4,000
6,000
8,000
Lateral Length (ft.)



Feet
Average Horizontal Lateral Lengths
8,000
6,000
4,000
2,000
0
2011
2012
2013
2014

NBL

Majorsville Wet Gas Development

Strong performance and liquid yields

- **31,000 Acres in the Majorsville Wet Gas Area**
- **Two Pads (13 wells) with Above Expected Initial Rate**
  - Another Pad (7 wells) online in December 2012
  - Operating 2 rigs now and adding 2 more in 2013
  - 270 well development program
- **Results Indicate Liquid Yields are Higher than Expected**
  - Condensate yield of 15 Bbl / MMcf
  - NGL yield of 50 Bbl / MMcf



Majorsville Area
Majorsville Plant
Wet Gas
Dry Gas
WV
PA

*Note: townships with >3,000 acres shown in yellow



Majorsville Peak Day Rates
Actual IP vs. Expected IP
Actual IP (Mcf/d)
Expected IP (Mcf/d)
0
2,000
4,000
6,000
8,000
10,000

NBL

Majorsville Wet Gas Production Performance

Initial 13 wells exceeding expectations



Normalized Average vs Type Curves
MMcf/d
8
6
4
2
0
0
10
20
30
40
50
60
70
Days
Average Gas
New Type Curve
Acquisition Type Curve

Majorsville Area



SHL1: 5-well Pad Producing
Washington County
SHL3: 8-well Pad Producing
Marshall County
Greene County

NBL

Price Uplift for Wet Gas

Nearly doubles value to over $7 per Mcf of wellhead gas



$/Mcf
8
6
4
2
0
$3.60
$7.10
Dry Gas
Wet Gas
Gas
NGL
Condensate

Dry Gas:
- 1,050 MMBtu
- 2% shrink

Wet Gas:
- 15 Bbl/MMcf condensate at 80% WTI
- 50 Bbl/MMcf NGLs at 55% WTI
- 1,130 MMBtu residue gas (includes ethane)
- 10% shrink

Calculations based on NG=$3.50/MMBtu and WTI=$90/Bbl

NBL

Marcellus Shale

Improving performance has increased resources to 10 Tcfe


MMcf/d
SWPA Wet Type Curves
5
4
3
2
1
0
Average
New
Acquisition
0
10
20
30
40
50
Months


MMcf/d
SWPA Dry Type Curves
8
6
4
2
0
Average Gas
New
Acquisition
0
10
20
30
40
50
Months


OH
PA
MD
WV
VA
SW PA Wet
EUR up from 4.3
to 5.6 Bcfe
C PA Dry
EUR up from 3.3
to 4.4 Bcfe
SW PA Dry
EUR up from 6.0
to 7.0 Bcfe
WV Dry
EUR up from 3.0
to 5.0 Bcfe
Wet Gas
Dry Gas

NBL

Marcellus Shale Economics

Attractive today with potential to improve



Single Well Economics
(5,000 Foot Lateral)
BT ROR
80%
60%
40%
20%
0%
Targeted 20% Reduction in Well Costs
Current Well Costs
5
6
7
8
Well Cost ($MM)
Dry
Wet
Rich

- **Today's Learnings Applied to Future Program**
  - Transferring DJ Basin techniques
- **Targeting 20% Cost Improvement**
  - Optimizing drilling and completions
  - Obtaining fit-for-purpose rigs
- **Increased Recovery Efficiencies**
  - Longer laterals
  - Optimized well placements

Note: Well costs includes gathering
Wet – 15 Bbl/MMcf condensate, 50 Bbl/MMcf NGLs
Rich – 30 Bbl/MMcf condensate, 50 Bbl/MMcf NGLs
See appendix for referenced price case

Marcellus Gas Marketing

Processing capacity and firm transportation captured



Gross Majorsville Processing
MMcf/d
400
300
200
100
0
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Gross Wellhead Production
Processing Capacity
Additional Capacity Option

▸ Processing

- 230 MMcf/d of processing capacity at Markwest Majorsville facility
- Option for additional 120 MMcf/d
- Industry gas processing capacity will increase 2.5 times to 4.6 Bcf/d by 2015



Net Firm Capacity
MMcf/d
400
300
200
100
0
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
Dec-14
Production
Firm Commitment
Planned 2013 Adds

▸ Firm Transportation

- Capacity secured for volumes through late 2014
- Strategy to own FT for up to 50% of production and sell remaining to counterparties with FT

Stand Alone Gathering Company Being Created

50/50 NBL and CONSOL ownership

- **Provides Flow Assurance**
- **Current Capacities**
  - 75 miles of gathering
  - 300 MMcf/d
- **2017 Position**
  - 250+ miles of gathering
  - 2.0 Bcf/d production
  - Revenue of $330 MM per year
- **50-Year Dedication of JV Acreage**
- **Potential to Unlock Significant Value**



Gross Gathering Revenue
$MM
600
500
400
300
200
100
0
2011
2013
2015
2017
2019
2021

Marcellus 2013 Operations

Ramping up wet gas activities

- **Increase Wet Gas Rig Count from Three to Six and Target 85 Wells**
  - 3 rigs developing Majorsville
  - 3 rigs delineating new areas
  - 1 rig added in March, June and July 2013
- **Maintain Two Rigs in Dry Gas Area to Drill up to 55 Wells**
  - Focus in SWPA high EUR area
  - Delineate large acreage position in Barbour County, WV



OH
PA
MD
WV
VA
NBL Operations
CONSOL Operations

NBL

Marcellus Shale

Tremendous progress in our first year, more to come



- **Rapid Production Growth Underway**
  - 2013 production to average 165 MMcf/d, up 80% over 2012
  - 5-year CAGR of 55%
- **Net Resources Increased 41% to 10 Tcfe**
- **Well EUR Exceeding Initial Expectations by 28%**
- **Efficiency Improvements Targeting 20% Cost Reduction in 2013**
- **Processing and Take Away Capacity Captured**
  - Creating a stand alone gathering entity

Gulf Of Mexico

John Lewis
Vice President – Southern Region

NBL

Deepwater Gulf of Mexico

Proven performance and impactful exploration portfolio

- **Strategic Approach to Create Value**
- **Strong Historical Operational and Financial Performance**
- **Significant Recent Success**
- **High-Impact Exploration Portfolio with Oil Focus and Running Room**



NBL

Deepwater Gulf of Mexico

Long-lived producing assets and high-impact exploration potential



Acreage
Producing
Discovery
2013-2014 Prospects
Louisiana
Swordfish
Raton
Santiago
Sailfish
Madison
South Raton
Isabela
Troubadour
Yunaska
Gunflint
Santa Cruz
Big Bend
Palladium
Lorien
Dantzler
Ticonderoga

Deepwater Gulf of Mexico
Strategic approach to value creation

- Initial Deepwater Focus on Amplitude Plays
- Captured Material Subsalt Miocene Prospects
- Applied Learnings from NBL and Industry Operations
- 60% Deepwater Exploration Success Rate Since 2003
- Focused on High-Impact Oil Exploration with Running Room



Gross Unrisked Resource Exposure
(Number of Prospects)
MMBoe
800
600
400
200
0
1
3
3
3
3
3
2012
2013
2014
2015
2016
2017

NBL

Deepwater GOM Prospect Inventory

Focus on subsalt Miocene oil with follow-on opportunities



Net Unrisked Resources Expiring (MMBoe)
600
400
200
0
2013
2015
2017
2019
2021
Prospect Gross Size (MMBoe)
Structure
0 - 100
101 - 200
201 - 530
Amplitude
0 - 100
101 - 200
201 - 530

- 31 prospects
- 1.6 BBoe net unrisked mean resources
- 470 MMBoe net risked mean resources

NBL

Gunflint Appraisal and Development

Commercial project established with first appraisal

- **Estimated Gross Resource Range 90 – 325 MMBoe**
  - Includes significant untested Lower Miocene "Vito" potential
- **South Appraisal Well to Spud 1Q 2013**
  - Key to determination of stand alone or subsea tieback development
  - Leads to sanction decision in 2013
- **First Oil 2015 (subsea tieback) or 2017 (standalone facility)**
- **Strong Point Forward Economics* (90 MMBoe case)**
  - BT NPV10 $541 MM
  - BT ROR 68%



Tubular Bells
Kodiak
Devil's Tower
Existing Facilities
Gunflint 26% WI
2nd Appraisal Well
Discovery Well

* See appendix for referenced price case

NBL

Galapagos Project
Exceeding expectations

- **Three Well Subsea Tieback**
  - Resources of 135 MMBoe gross, 37 MMBoe net
- **Start up June 2012 with Initial Flow Rate Over 60,000 Boe/d**
  - Net 14,500 Boe/d
  - 88% oil
- **Point Forward BT NPV10 $1,400 MM***



Boe/d
Net Production
15,000
10,000
5,000
0
2012**
2013
2014
2015
Base Expectation
Current Forecast

*See appendix for referenced price case
** Since Initial ramp up

NBL

Big Bend Discovery

Exploration process delivers another high-quality project

Average WI 28%
Isabela Log

M56
44 ft. pay

M55
92 ft. pay



WI 54%
Big Bend Log

M56
30 ft. pay

M55
120 ft. pay



Reservoir Property Comparison		
	Isabela (M55)	Big Bend (M55)
Porosity (%)	27	30
Permeability (mD)	1,000	1,000 – 1,500
Hydrocarbon Saturation (%)	78	80
GOR	800	600

Big Bend Economics		
Gross Resources (MMBoe)	40	53
Initial Net Production (MBoe/d)	18	18
BT NPV*	700	900
BT ROR*	100%	100% +
F&D ($/Boe)	$15.50	$12.00

- **Initial Production of 24 MBoe/d**
  - Oil 22 MBbl/d, Gas 14 MMcf/d

*See appendix for referenced price case

NBL

Rio Grande Area – Big Bend and Troubadour

Significant oil potential


Rio Grande

Rio Grande Area	
NBL Operated	Gross Resources P75 – P25 (MMBoe)
Big Bend (WI 54%)	30 – 65
Troubador (WI 87.5%)	20 – 60
Total (WI 70%)	46 – 112

Big Bend


Salt

Troubadour



- **If Subsea Tieback, First Production Late 2015**


Troubadour
Big Bend


Troubadour
Big Bend

NBL

Exploration Prospects for 2013 – 2014

Balance of low-risk amplitude and high-impact subsalt prospects



Acreage
Amplitude
Subsalt
Louisiana
Sailfish
Madison
Troubadour
Yunaska
Palladium
Dantzler

Prospect Type	Gross Unrisked Mean Resource (MMBoe)
Amplitude (2)	114
Subsalt (4)	743

NBL

Aleutians Area

New play with running room, close to existing infrastructure



Louisiana
Mississippi Canyon
Tarantula
Lobster
Morpeth
Yunaska
Makushin
Katmai
Existing Facilities

- **Subsalt Miocene Oil Play**
- **Three Prospects with Combined Gross Mean Resources of 339 MMBoe**
- **Yunaska Likely First to Drill**
  - Spud late 2013 / early 2014

Aleutians Prospects	
Anticipated WI 33% – 45%	**Gross Resource P75 – P25 (MMBoe)**
Yunaska	26 – 134
Katmai	20 – 83
Makushin	53 – 214

NBL

Mississippi Canyon Play

Proven play with running room, close to existing infrastructure


Louisiana
Mississippi Canyon
Pompano
Existing Facilities
Horn Mountain
Silvergate
Madison
NaKika
Shuriken
Blind Faith
Thunder Hawk
Hagerman
Dantzler

- Subsalt Miocene Oil Play
- Five Prospects with Combined Gross Mean Resources of 673 MMBoe

Mississippi Canyon Play	
Anticipated WI 33% – 45%	Gross Resource P75 – P25 (MMBoe)
Dantzler	52 – 316
Hagerman	46 – 222
Madison	20 – 80
Silvergate	23 – 114
Shuriken	10 – 75

NBL

Dantzler Prospect – Mississippi Canyon

High-impact, ready to drill late 2013



Louisiana
Mississippi Canyon
Dantzler
Offset Well with Oil Shows

- **Gross Mean Resources of 270 MMBoe**
  - 50 – 315 MMBoe (P75 – P25)
  - 40% geologic chance of success
- **NBL Operated with 100% WI**
  - Targeting 40% WI
- **Anticipate Drilling in 2014**

Offset Well with Oil Shows and 1,200 ft. of Significant Sand in Target Section



1,000 ft.
19000
20000

NBL

Deepwater Gulf of Mexico

Converting resources to substantial value

- **Strategic Approach has Delivered Strong Cash Flow and Stable Production**
- **Big Bend and Gunflint Sanctions in 2013 Lead to Additional Production in 2015 – 2017**
- **Big Bend Potentially Another $1 Billion BT NPV 10**
- **High-quality Exploration Portfolio with 1.6 MMBoe Net Unrisked Resources**
  - Testing 850 MMBoe gross resources during 2013 – 2014 drilling program



NBL

Eastern Mediterranean

Rodney Cook
Senior Vice President – International

NBL

Eastern Mediterranean

Growing domestic demand driving near-term value



- **Tamar to have Significant Impact for All Stakeholders**
- **Natural Gas the Fuel of Choice for Israel**
  - Total demand grows at 15% CAGR 2012 – 2017
- **Leviathan Expected to Supply Domestic Markets in 2016**
- **Advancing Export Options with Target Start-Up around 2018**
- **Strategic Partner Selected for Leviathan**

Eastern Mediterranean

Existing asset position

- **Six Consecutive Discoveries**
  - Over 35 Tcf gross resources
  - 12 Tcf net, 2.2 Tcf net booked reserves
- **Noa and Pinnacles Bridging Supplies Until Tamar Start-Up**
- **Tamar on Schedule and on Budget**
- **Positioning Leviathan Development**
- **Appraising Cyprus A**
- **Mesozoic Oil Exploration Targeted for 4Q 2013**


Tanin
47% WI
Tamar
36% WI
Cyprus
70% WI
Dalit
36% WI
Leviathan
40% WI
Dolphin
40% WI
Mari-B
47% WI
AOT
47% WI
Noa
47% WI
Pinnacles
47% WI
Hadera
Tel Aviv
Ashdod
Ashkelon
Zafit
Gezer

NBL

Israel Natural Gas Demand

Supports faster and earlier development of discovered resources

▸ Gas is The Fuel of Choice

- Shift to base load with less swing
- Strong electricity and industrial demand
- Potential for converting coal-fired electricity generation



Annual Average Natural Gas Demand
MMcf/d
2,000
1,500
1,000
500
0
15% CAGR
2012 – 2017
Demand Swing
(lower swing % over time)
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Electricity
Industrials
Announced Coal Conversion

Source: Poten and Partners, Noble Energy estimates

NBL

Israel Gas Demand Shift

Growing base load increases system utilization

- Growth from Industrial Customers and Coal Replacement Creates a Flatter Demand Profile with Less Swing
- Higher Sales per Unit of Installed System Capacity

Base Demand Increasing, Higher Sales



System Capacity
Future Avg. Sales
Future Curve
Historical Avg. Sales
Historical Seasonal
Higher Sales
Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec

Evolving Demand Mix*



100%
90%
60%
2004
2010
2020
Electricity
Industrial

Source: Economics Models Ltd, Noble Energy estimates

* Excludes coal conversion, which further flattens of gas demand swing

NBL

Electricity Market in Israel

Natural gas fueling Israel's future

- **All New Generation Capacity is Gas-Fired**
  - Economic and environmental benefits
- **Per Capita Use of Electricity in Israel is Lower than Average OECD Countries**
- **With Israel's Economic Growth, Electricity Consumption Should Reach Current per Capita Texas Levels**

Electricity Generation Growth Forecast
4.3% CAGR 2010 – 2020



2020
85 TWh
2010
56 TWh

Israel's GDP
9% CAGR 2004 – 2012



300
225
150
75
0
2004
2006
2008
2010
2012

2011 Electricity Consumption (KWh per capita)



6.6
14.5
Israel
Texas

Source: Electricity Forecast – Economics Models Ltd, GDP – World Bank

Industrial Market in Israel

Fast growing base load demand

- **Current Customers have Switched from Liquid Fuel to Natural Gas**
- **Segment Enabled by Growing Natural Gas Supply**
- **By 2020 New Projects will Make Up ~30% of Industrial Demand**



MMcf/d
Annual Industrial Natural Gas Demand
600
400
200
0
2009
2011
2013
2015
2017
2019
2021
29% CAGR

Source: Poten and Partners
Note: Industrial sectors include refining, chemicals, desalination, paper mill, cement, among others

Coal Conversion in Israel

Strong incentives to convert to natural gas

- **Coal ~40% of Israel Electric Installed Generation Capacity and ~60% of Actual Generation**
- **Coal Plants Required to Reduce NOx and SOx Emissions by 2016**
- **Significantly Cheaper to Convert Coal Boilers to Burn Natural Gas**
  - 10:1 cost difference
- **Hadera A Coal Unit Conversion Already Announced**
- **Multiple Benefits of Gas Over Coal – State Gas Revenues, Energy Security, Environmental Emissions Reduction**
- **Coal Conversion Shifts Gas Demand to Base Load**



Source: Israel Electric, Noble Energy estimates

Tamar Project
Online four years from discovery

- **On Schedule and on Budget**
  - Start-up expected April 2013
  - $3.25 B gross investment
- **Industry Leading Cycle Time**
  - 2.5 years from sanction
- **World's Longest Subsea Tieback**
  - 93 miles tieback, 5,505 ft. water depth
- **Excellent Safety Record**
- **Initial Capacity Already Contracted**


Topsides in Yard


Jacket in Place

NBL

Tamar in Pictures
World-class execution



Jacket Sailaway



Topsides Sailaway



Subsea Manifold Installation



Flowback Test

NBL

Tamar Timeline to Start-Up

In the final stages


Project Phase
2010
2011
2012
2013
NOW
Project Sanction
Subsea Field
AOT Modifications
Platform
Mari-B Brownfield
Drilling and Completions
Hookup and Commissioning
First Production

NBL

Tamar Expansions

Significant capacity expansion targeted for 2015

- **Phase 1 Onshore Capacity 985 MMcf/d**
- **Future Expansion Phases Increase Capacity to 1.5 Bcf/d**
  - Compression at onshore terminal
  - Existing system optimization or storage at Mari-B*
- **Evaluating Tamar Floating LNG Export Project**



Tamar Capacity Progression
MMcf/d
1,600
1,200
800
400
0
+22%
+25%
Phase 1
Compression
System Optimization or Storage

* Pending regulatory approvals

Israel Blended Pricing – 2013-2015

Tamar to meet remaining Mari-B contractual commitments



2013
2014
2015
Blended Price $5.20/Mcf
Blended Price $5.50/Mcf
Blended Price $5.60/Mcf
Mari-B Sales ($5.10)
Mari-B Sales ($3.35 – using Tamar gas)
Mari-B Sales ($3.30 – using Tamar gas)
Mari-B Sales ($3.50 – using Tamar gas)
Tamar Start Up
Tamar Sales ($5.75)
Tamar Sales ($5.95)
Tamar Sales ($5.90)

Note: Arrow size represents relative sales volume

Tamar Impact

Significant long-term value for all stakeholders



Tamar Domestic Sales Outlook
MMcf/d
1,200
900
600
300
0
2013
2015
2017
2019
2021

Note: Assumes sales at 70% of peak 1.5 Bcf/d capacity

- **Long Plateau Asset**
- **Condensate Gross Revenue ~$50 Million per Year**
  - Condensate yield 1.2 – 1.5 Bbl/MMcf
- **Israel Energy Savings and Revenue ~$130 Billion***
- **CO_2 Emissions Reduction ~195 Million Metric Tons***
  - Equivalent to CO_2 emissions from all cars in Israel for ~14 years

* Life of field

NBL

Leviathan Development

Increasing security and reliability of supply

- **Resource Estimated at 17 Tcf Gross, 6 Tcf Net**
- **Flow Back Test Confirms High Quality Reservoir**
  - Single well capable of 250 MMcf/d
  - Condensate yield 1.8 – 2.0 Bbl/MMcf
- **Appraisal Well #4 Drilling**
- **Screening Multiple Development Concepts**
- **Targeting Initial Production to Supply Domestic Market in 2016**


#5 Planning
#1 Drilled and Evaluated
#2 Plugged
#3 Drilled and Evaluated
#4 Drilling
GOM OCS Block Outline, 24 Blocks

Leviathan Phase 1 Development Concept

Offshore processing with northern entry point


LEVIATHAN FPSO
TAMAR
MARI-B
Akko
Haifa
Dor
Hadera
Tel Aviv
INGL
Ashdod
Ashkelon

NBL

Leviathan Full Field Development

Field scale requires multiple development phases

- **Phased Development Accelerates Value Delivery**
- **Phase 1 to Include Pre-Investment in Upstream Facilities for LNG Export Project**
  - 1.6 Bcf/d facility: 750 MMcf/d domestic, 850 MMcf/d export
- **Multiple Downstream Export Options 2018 – 2020 Range**
  - Onshore LNG
  - FLNG
  - Pipeline export
- **Second Phase Includes a Second Deepwater Hub Supplying Additional Domestic and Export Markets**
  - Potentially serves other fields

NBL

Woodside – Strategic Partner for Leviathan

LNG expertise, financial capacity and access to markets

- **Australia's Largest Producer of LNG with Over 25 Years of Experience**
  - Designed, constructed and commissioned 5 LNG trains
  - Pluto – world's fastest at 7 years discovery to production
  - Deliver 3,200 LNG cargos
- **$28 Billion Market Cap**
  - $2.2 B in annual operating cash flow
  - Baa1 / BBB+ credit rating
- **Strong Working Relations with Many Potential Customers**
  - Including China, Japan, Korea and other Asian markets
- **Best Practice Focus on Safety, Integrity and Reliability**
  - Good relationships with its host regulators and governments

Leviathan Sell Down Proposal

Increasing market value recognition

- **NBL Selling 9.66% Interest**
  - Continue as upstream operator with 30% working interest
- **Cash Payments Totaling $464 Million**
  - $287 MM at closing
  - $64 MM when Israel gas export regulations enacted
  - $113 MM when FID made on export project
- **LNG Revenue Sharing Up to $322 Million**
  - Proportionate share of 11.5% of Woodside's annual LNG revenues above price parameters
- **Drilling Carry of $16 Million on Mesozoic Oil Test**
- **$802 Million Total Implied Price Including Revenue Sharing**
- **Finalize Definitive Agreements During 1Q 2013**

Cyprus-A Discovery

Transforming Cyprus to an energy exporting country

- **Resource Estimated at 5 – 8 Tcf Gross**
- **Targeting Appraisal Well and Test in 2013**
- **Working with Government on LNG Project Agreement**
  - Paves the way for LNG development
- **Progressing Development Concept Evaluation**
  - Domestic market supply
  - LNG export



Proposed Appraisal Locations
A-1 Discovery DST Pending
GOM OCS Block Outline, 24 Blocks

NBL

Global LNG Demand and Cost Structure

Eastern Med projects well positioned to supply a growing market



Global LNG Supply and Demand (MMtpa)
400
300
200
100
0
New projects ramp-up partly offset by decline in existing plants
Supply Gap
2012 YE Demand
Plants Under Construction
2022 Demand



LNG Cost of Supply ($/MMBtu)
14
12
10
8
6
4
2
0
Israel
Cyprus
Mozambique
U.S.Gulf Coast*
Australia
Upstream
Liquefaction
Shipping**

* U.S.Gulf Coast assumes projects feed gas at Henry Hub prices ($5.50/MMBtu assumed)

** Shipping to Far East

Source: Poten and Partners

NBL

Eastern Mediterranean Exports

Progressing multiple options

- **Onshore LNG**
  - Sites in 3 different countries have been evaluated (Israel, Cyprus and Jordan)
  - Plan to complete Pre-FEED by 2Q 2013 and competitively bid FEED and EPC stages
- **Floating LNG**
  - Tamar FLNG being evaluated – 3.4 MMtpa capacity, target start-up ~2018
  - Leviathan FLNG – preparations underway to commence pre-FEED; provides alternative to onshore LNG
- **Pipeline Export Options**
- **Strategic Partner to Provide Additional Resources and Experience in Developing Export Project(s)**

Eastern Mediterranean Production Outlook

Significant growth underpinned by Tamar, Leviathan and Cyprus A

- 31% CAGR Over Next Decade
- Significant Exploration Potential Remains



Net Production
MMcf/d
1,600
1,200
800
400
0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
5-Year CAGR of 40%
10-Year CAGR of 31%
Mari-B/Noa/Pinnacles Domestic
Tamar Domestic
Leviathan Domestic
Cyprus A Domestic
Leviathan Export
Cyprus A Export

NBL

Eastern Mediterranean

Domestic demand driving near-term value


HEEREMA
THIALF

- **Tamar Online in April 2013 with Capacity of 1 Bcf/d Gross**
  - Sales average 700 MMcf/d after start-up
- **With Expansion Average Gross Sales Reach 1 Bcf/d for 2015**
- **Israel Domestic Natural Gas Demand Grows at 15% CAGR 2012 – 2017**
- **Leviathan Phased Development Accelerates Value Delivery**
  - Targeting capacity of 750 MMcf/d for domestic market in 2016
- **Cyprus Discovery Supports Long-Term Growth Profile**
- **Strategic Partner Adds Substantial Value to Leviathan**
- **10-Year Production CAGR of 31% Underpinned by Tamar, Leviathan and Cyprus A**

West Africa

Rodney Cook

Senior Vice President – International

NBL

West Africa
Long-term value for NBL

- Existing Core Assets Provide Strong Cash Flow
- Aseng and Alen Provide Regional Infrastructure for Future Developments
- Initial Major Projects Focused on Liquid Developments
- Demonstrating Best-in-Class Project Management Capabilities
- Additional Upside in Douala Basin
- Progressing Regional Gas Monetization Plans


FPSO ASENG

West Africa Discoveries
Contributing to NBL sustainable oil production growth

- **334 MMBoe Net Discovered Resources**
  - 127 MMBbl liquids and 1.25 Tcf natural gas
  - High deliverability reservoirs
- **Project Lineup**
  - Aseng – online November 2011
  - Alen – first oil 3Q 2013
  - Carla – drilling appraisal well
  - Diega – evaluating development options
  - Gas monetization – ongoing planning and evaluation
- **Continuing Exploration**



Cameroon
Bioko Island
Block O 45% WI
Block I 40% WI
YoYo Mining License 50% WI
Tilapia PSC 50% WI
Equatorial Guinea

Aseng Field

Breakthrough execution and operations increases project value

- **Excellent Safety Performance**
- **First Year Production Averaged 60 MBbl/d, 20 MBbl/d Net**
- **99.6% Average Production Uptime Year-to-Date**
- **Aseng FPSO Hub Provides for Other Liquid Developments**
  - Operating costs improve $25 MM / year gross after Alen start-up



Alen Project
Doubling net operated production in West Africa

- **Project Sanctioned December 2010**
  - Operated by NBL with 44.7% WI, post unitization
- **Project Trending Below Sanction Cost of $1.37 Billion**
- **Ahead of Schedule with First Production in 3Q 2013**
  - Initial rate of 18 MBbl/d net
- **Well Operations and Subsea Scope Complete**
- **Platform Nearing Completion**
- **Platform Installation Vessels on Schedule for 2Q 2013**


Central Process Construction


Jacket Construction

NBL

Alen Project

Successful project execution continues

- **"Win Win" Relationship with Contractors**
- **Bidding During FEED Stage**
  - Supports sanction cost estimates and secures contracts after sanction
- **Early Installation of Wellhead Platform**
  - Wells drilled and completed off critical path
  - Pipelines and umbilicals installed and tied back off critical path
  - Early commitments to critical installation vessels, long lead equipment and fabrication yard space
  - Eliminated SIMOPS at the end of the project
- **Execution of Major Discipline Scopes Provides Flexibility Between each Phase**


Lift Barge


Wellhead Platform

Alen Platform Design

Designed as regional hub


ALEN FIELD DEVELOPMENT
ALEN

- 40 MBbl/d liquid handling
- 440 MMcf/d gas reinjection
- 50,000 hp of compression
- Platform water depth 238 ft.
- Deck lift weight 10,500 tons
- Quarters for 84 persons

Alen Development Timeline

Progressing ahead of plan



Project Phase
2010
2011
2012
2013
Now
Plan of Development and FEED Work
Project Sanction
Wellhead Jacket
Wellhead Module and
Central Production Platform
Subsea Infrastructure and Delivery
Development Drilling and Completions
CPP Platform Trans. and Installation
Hookup and Commissioning
First Production

Next Developments
Production growth 2016 and beyond

- **Leverage Existing Infrastructure**
- **Carla**
  - Discovery below Alen field
  - Currently drilling appraisal program
  - Gross resource range 36 – 136 MMBoe (P75 – P25), 80% liquids
  - Target early 2016 for first production
- **Diega**
  - 5 wellbores encountered oil and gas
  - Gross resource range 65 – 116 MMBoe (P75 – P25), 80% liquids
  - Plan for 2014 appraisal drilling
- **Next Steps**
  - Finalizing appraisal design program
  - Evaluate regional development scenarios
  - High-grade early concept designs


Equatorial Guinea
Alen Facilities
Carla
Diega
Aseng FPSO
Cameroon

NBL

Carla Development
Next development and new discovery

- **Estimated Net Resources 10 – 39 MMBoe (P75 – P25)**
- **Appraisal Drilling Ongoing**
  - New oil reservoir discovered in the Carla O7 appraisal well
- **Plan of Development Prepared and Nearing Submittal**
  - Gross development cost $1.15 B – $1.25 B
  - Target first production early 2016
  - Potential initial rate 30 MBbl/d, 11 MBbl/d net

Carla



Carla North
Carla O7
1-Gl Alen Pilot
Carla South

NBL

Conceptual Carla Development

Leveraging infrastructure



Alen
Aseng
Carla

NBL

West Africa Production Outlook
Sustainable oil future



Net Liquids Production*
MBbls/d
60
50
40
30
20
10
0
2011
2012
2013
2014
2015
2016
2017
Alba Liquids
Aseng
Alen
Carla
Diega

* Excludes Alba gas

NBL

West Africa
High-impact core area



- **Leading Operator in the Douala Basin**
- **Liquid Projects Producing 45 MBbls/d and Generating ~$1.2 Billion BT Annual Cash Flow* by 2014**
- **Aseng and Alen Fields Provide Regional Infrastructure for Future Developments**
  - Carla and Diega in 2016
- **Developing a Plan to Monetize Existing Natural Gas Resources**
- **Integrating Recent Well Results with Inventory Prospectivity**

* See appendix for referenced price case

NBL

Exploration

Susan Cunningham

Senior Vice President

NBL

Exploration and New Ventures
Driving value creation and growth

- **Industry Leading Conventional and Unconventional Geoscience and Engineering Performance**
- **Contributing to Core Area Growth**
  - Niobrara, Deepwater GOM, Eastern Mediterranean, West Africa
  - Exploration adds high-value production
- **New Venture Plays – Testing Significant Resources in the Next Two Years**
  - Falkland Islands, N.E. Nevada, Nicaragua, Mesozoic oil in the Eastern Mediterranean
  - New ventures success additive to double-digit growth forecast



NBL

Exploration Impact

Past success delivering new sources of production



BBoe
Cumulative Resources Discovered
3
2
1
0
2007
2008
2009
2010
2011
2012



MBoe/d
Near-term Production from Exploration Discoveries
90
60
30
0
2011
2012
2013
2014
Aseng
Galapagos
Tamar
Alen

- Discovered 2.8 BBoe from 2007 – 2012 Net
- Sanctioned Nine Development Projects (750 MMBoe) with Six Pending
- Driving Double-Digit Growth

- 25% of 2014 Production from Last Five Years' Offshore Discoveries
- Exploration Inventory Supports Future Production Growth

Global Prospect Inventory

Underpinning long-term growth



Net Risked Resources* (BBoe)
4
3
2
1
0
All Prospects and Leads
Mature Prospects
2013 - 2014 Drilling Options
Core Area Offshore
Core Area Unconventional
New Plays

- **Exploration Inventory of 3.7 BBoe Net Risked Resources**
- **Next Two Years of Drilling to Test 1.4 BBoe Net Risked Resources**
  - 7 BBoe gross unrisked
- **Large Inventory of Mature Prospects for Optionality**
- **12 BBoe Net Unrisked Exploration Inventory from Core Areas and New Ventures**
  - Potential to add one or more new core areas

* Term defined in appendix

NBL

Exploration Accomplishments in 2012

Continued strong performance building inventory

- **Offshore Core Areas**
  - Big Bend and Tanin discoveries, Leviathan and Gunflint appraisals
  - Successful participation in GOM lease sale
- **Unconventional Core Areas**
  - Proved additional acreage in the DJ Basin
  - Testing new Marcellus wet gas area
- **New Plays**
  - Falkland Islands – Largest resource potential and acreage add in NBL's history, drilled initial exploration well
  - N.E. Nevada – New unconventional oil play, completed 3D seismic surveys
  - Sierra Leone – Cretaceous play

Recognized for High Volume, High Value Exploration Performance*

A Most Admired Explorer **

"They [NBL] are drilling true exploration wells and have a commitment to exploration"

* Wood Mackenzie Exploration Service Corporate Benchmarking Report   ** 2012 Wood Mackenzie Exploration Survey

Existing Core Area Exploration
Building on success

- **Industry Leading Approach**
  - Integrating world-class data collection, technologies and engineering
- **Deepwater Gulf of Mexico**
  - Multiple year prospectivity uncovering new plays with running room
- **Eastern Mediterranean**
  - Tamar sand prospectivity
  - Mesozoic play in Levant Basin to be tested
- **West Africa**
  - Integrating 2012 drilling results

Exploration Catalysts

Frontier plays represent substantial worldwide resources


N.E. Nevada
350 M Gross Acres
1.3 BBoe Gross Resources
NBL Operated 100% WI
Sierra Leone
1.4 MM Gross Acres
NBL 30% WI
Eastern Med (Oil)
Cyprus and Israel
2.5 MM Gross Acres
3.7 BBoe Gross Resources
NBL Operated 36% - 70% WI
Nicaragua
1.8 MM Gross Acres
2.7 BBoe Gross Resources
NBL Operated 100% WI
Falkland Islands
10 MM Gross Acres
13 BBoe Gross Resources
NBL 35% WI
(Operator in 2013/2014)

Note: Resource totals shown are unrisked

NBL

Falkland Islands

Frontier basin with 10 MM acres of running room



Argentina
West Falkland
East Falkland
Chile
Scotia
Loligo
Falkland Islands
Toroa
Darwin Discovery
Borders & Southern
9,000 ft
3,000 ft

- **Numerous Oil Prospects and Leads in Multiple Plays**
  - Top 10 Cretaceous targets contain 7 BBbl gross unrisked potential
  - Additional 23 leads identified with 6 BBoe gross unrisked potential
- **Current 3D Seismic Program Up to 3,400 Sq. Mi.**
  - Acquisition starts in December
  - First results mid-2013
  - Image Cretaceous deepwater systems
- **Additional Exploration Drilling Targeted for 2014**

Note: Only Cretaceous prospects are shown

Scotia Well Results
Identified reservoir and hydrocarbon system


Shelf
1,000 m
Scotia Well
Deepwater Fan Fairway
GOM Mississippi Canyon
19,000 sq. km. 4.7 MM acres
(same scale as opportunity map)


Reservoir Interval
Source Interval

- **Reservoir**
  - Encountered 40 ft. net pay
- **Hydrocarbon System**
  - C1 – C5 encountered in target sands
  - Source rocks encountered underlying sands
  - Fluorescence in cuttings
- **Scotia Prospect 86,500 Acres**
  - Equivalent to 15 GOM blocks

NBL

Falkland Islands Exploration Plan

Includes testing additional exploration prospects


2012
2013
2014
2015
2016
2017
2018
2019
2020
3D Seismic
Exploration Drilling

Estimated $260 MM Net Investment through 2014

Development Scenario


Year
1
2
3
4
5
6
7
8
9
Exploration Drilling
Appraisal Drilling
Development
Production

► Success Metrics (Cretaceous prospect)

- 35% working interest
- $24/Boe full cycle F&D costs
- Net production rate 50 MBbl/d
- Net yearly cash flow $1.1 B

NBL

Elko County, N.E. Nevada

Next growth possibility in U.S.

- **Tight Oil Play with Core Area Scale**
- **350,000 Net Acres Located in Elko County, N.E. Nevada**
- **Phased Pilot Test Program to Determine Viability**
  - 5 – 8 vertical wells in 2013
  - Production results in less than 12 months
- **Favorable Full-Cycle Economics**
- **Two 3D Surveys Completed to Date**


Top of oil window
Paleozoic strata
Paleozoic strata
Tertiary resource play


Wilson Project
Great Basin


NV
UT
ELKO
3D Acquisition
NBL

NBL

Elko County, N.E. Nevada Exploration Plan

Success case


2012
2013
2014
2015
2016
2017
2018
2019
2020
3D Seismic
Exploration Drilling

Gross $130 MM Exploration Investment over Four Years – Land, seismic, first 8 wells

Development Scenario


Year
1
2
3
4
5
6
7
8
9
3D Seismic
Exploration Drilling
Production Testing
Development Drilling

- **Initial Production Late 2014**
  - Peak production 50 MBbl/d
- **Success Metrics (full-cycle)**
  - 100% working interest
  - $13/BOE F&D
  - BT ROR 35% – 45%, BT NPV10 $5 – 8 B

Nicaragua Location Map
Carbonate and clastic plays

- **1.8 Million Acres in Two Lease Blocks**
  - 100% working interest
- **Multiple Oil Prospects and Leads Identified on 3D Seismic**
  - 3,050 sq. mi.
- **1st Exploration Well to Spud in 2013**




Honduras
Nicaragua
Isabel
100% WI
Tyra
100% WI
3D Seismic

NBL

Offshore Nicaragua – Paraiso Prospect

Drill-ready world-class opportunity



Elevation depth [m]
-2800
-3000
-3400
-3800
-4200
-4600
-5000
CI: 200m
10km

- **Carbonate Reservoir Target**
- **Gross Unrisked Mean Resources**
  - 210 – 1,220 MMBoe (P75 – P25)
- **25% Geologic Chance of Success**
- **Drill in 2013**



NBL

State-of-the-Art 3D
Seismic gas cloud positive indicator of hydrocarbons



Gas Chimney
Paraiso

NBL

Nicaragua Exploration Plan

Includes testing additional exploration prospects



2012
2013
2014
2015
2016
2017
2018
2019
2020
Exploration Drilling
Appraisal Drilling

Estimated $90 – $335 MM Net Investment over Three Years

Development Scenario



Year
1
2
3
4
5
6
7
8
9
Exploration Drilling
Appraisal Drilling
Development
Production

- **Discovery to First Production in About Five Years**
  - Likely production scenario via FPSO
- **Success Metrics (Paraiso prospect only)**
  - 50% working interest (currently 100%)
  - $23/Boe full cycle F&D costs
  - Net production rate 30 MBbl/d by 2019

NBL

Levant Basin – Mesozoic Oil Play

A play with step-change potential

- Play to be Initially Tested Beneath the Leviathan Gas Field
- Success Would be a Play Opener with Running Room
- Expected to Spud Late 2013*
- New Build Drillship Under Contract

Oil Prospects and Leads




Atwood Advantage


Structural
High

*Subject to partner and government approval

NBL

Mesozoic Oil Exploration Plan

Includes testing additional exploration prospects


2012
2013
2014
2015
2016
2017
2018
2019
2020
Exploration Drilling
Appraisal Drilling

With success multiple opportunities for Mesozoic discoveries

Development Scenario


Year
1
2
3
4
5
6
7
8
9
Exploration Drilling
Appraisal Drilling
Development
Production

- **Discovery to First Production in Under Five Years**
  - Likely production scenario via FPSO
- **Mesozoic Oil Success Metrics (Leviathan prospect only)**
  - 40% working interest
  - $11/Boe full cycle F&D costs
  - Net production rate 50 MBoe/d by 2018

NBL

Sierra Leone

New West Africa entry

- **Signed Contract September 21st**
- **1.4 MM Acres**
- **Working Interest**
  - 30% Noble Energy
  - 55% Chevron (Operator)
  - 15% ODYE
  - 10% GoSL (Carried)
- **Water Depth Range 20 – 4,000 m**
- **Planning Initial Seismic Acquisition Program**


Guinea
Sierra Leone
Liberia
SL-08B
30% WI
SL-08A
30% WI

NBL

Sierra Leone Margin

Primary play type – upper Cretaceous slope fans


Sierra Leone
Fr. Guiana
Albian/
Cenomanian
MFS
99Ma

Source: Scotese Paleomap

- **Play Type Conjugate Margin to French Guiana**
  - Play proven in Zaedyus discovery

Shelf and Deepwater Play Types


NEW DEEPWATER WELLS
VINTAGE SHELF WELLS
CONFINED MARINE CHANNEL RESERVOIRS + SMALL ACCUMULATIONS
TRANSITIONAL MARINE AND LUCUSTRINE RESERVOIRS + SMALL ACCUMULATIONS
TERTIARY
UPPER CRETACEOUS
LOWER CRETACEOUS
Post-Rift Stratigraphic Plays
SLOPE CHANNEL LEVEE COMPLEX
SLOPE FAN
Rift Play
Tilted Fault Blocks
SR
SR
SR
SR
LOWER PALEOZOIC SEDIMENTS AND PRECAMBRIAN SHIELD ROCKS

Source: Jewell, 2011 AAPG Presentation

NBL

Global Exploration Drilling Q4 2012 – 2014

Quickly testing multiple new plays

	Area	Prospect (Current Working Interest)	Gross Unrisked P75 - P25 Resources (MMBoe)	Gross Unrisked Mean Resources (MMBoe)	Geologic Chance of Success
Conventional	Falkland Is.	Scotia * (35%)	145 - 960	845	DRILLED
		Hero * (35%)	170 - 1,135	1,170	20%
	E. Med.	Leviathan Deep * (40%)	155 - 1,140	1,045	25%
		Karish (47%)	380 - 595	500	85%
	W. Africa	Whydah (50%)	70 - 220	170	20%
	Nicaragua	Paraiso * (100%)	210 - 1,220	1,030	25%
	DW GOM	Big Bend (54%)	30 - 65	40	DISCOVERY
		Sailfish (85%)	10 - 80	70	45%
		Yunaska (40%)	25 -135	110	20%
		Dantzler (100%)	50 - 315	270	40%
		Troubador (87.5%)	20 - 60	50	55%
		Palladium (58%)	65 - 360	300	20%
		Madison (100%)	20 - 80	65	35%
Unconventional	N.E. Nevada	Wilson * (100%)	190 - 1,400	1,270	55%
	DJ Basin	East Pony (≤100%)	185 - 305	250	85%
	Permian	Comanche Plains * (100%)	65 - 205	160	80%
Appraisal	E. Med.	Leviathan (40%)			
		Cyprus (70%)			
	W. Africa	Carla (51%)			
		Diega (40%)			
	Nicaragua	Appraisal Program			
	DW GOM	Gunflint (26%)			

* New Play

Note: Actual timing subject to partner and government approval

NBL

Exploration Program Driving Growth
Building core areas

- **Past Success is Delivering New Sources of Production**
  - Discovered 2.8 BBoe net resources since 2007
  - 25% of production in 2014 from offshore exploration discoveries in the last 5 years
- **Contributing Material Growth to Existing Core Areas**
- **Successfully Replenished Inventory to Highest Level in Company History**
  - 12 BBoe net unrisked resources in portfolio
  - Actively adding new opportunities
- **7 BBoe Gross Unrisked Resources will be Tested 2013 – 2014**
  - Potential to add one or more new core areas
- **Relentlessly Focused on Execution**



Closing

Chuck Davidson

Chairman and CEO

NBL

Noble Energy – The Next Five Years and Beyond
Highly transparent growth – continuously capturing new options

- **Unique Ability to Tap Multiple Assets for Growth**
  - 4 core areas individually delivering 10% to 100% growth in 2013
  - 17% 5-year projected compound annual growth rate in production
- **Enhancing Project Performance Through Technology and Operational Efficiency**
  - Updated DJ Basin plan yields 59% more FCF* over next 5 years
  - Marcellus resources increased 41% to 10 Tcfe
- **Competitive Advantage in Delivering Major Projects**
  - Industry-leading cycle times for deepwater projects
- **Fully Integrated Financial and Risk Management Strategies**
  - Highest liquidity vs. investment grade peers
  - Proactive risk management rating in top quartile
- **Organization and Business Model Focused on Sustainable Growth**
  - $1 billion in non-core divestitures while adding N.E. Nevada, Falkland Islands, and Sierra Leone
  - Exploration testing 1.4 BBoe net risked resources next 2 years
  - Strengthening leadership capabilities for a much larger and growing business

* Term defined in appendix

Energizing the World, Bettering People's Lives

NBL

nobleenergyinc.com

Appendix

Price Assumptions

Period	WTI ($/Bbl)	Brent ($/Bbl)	Henry Hub ($/Mcf)
2012	$90.00	$100.00	$3.00
2013	$90.00	$100.00	$3.50
2014	$90.00	$100.00	$4.00
2015	$90.00	$100.00	$4.25
2016	$90.00	$100.00	$4.50
2017 +	$90 through 2019 then + 2% / yr	$100 through 2019 then + 2% / yr	+ $0.25 / yr through 2022 then + 2% / yr

Defined Terms

Term	Definition
All-in Reserve Replacement	Reserve changes from all sources divided by total production for a given time period
Cash Flow at Risk (CFAR)	The difference between NBL's base plan Cash Flow from Operations and NBL's Cash Flow from Operations at the 95% worst case scenario based on a simulation of commodity prices using a mean reversion model
Debt Adjusted per Share Calculations	Normalizes growth funded through debt by converting the change in debt into an equivalent amount of equity shares using an average stock price. The equivalent shares are netted with total shares outstanding which impacts the per share calculations of reserves, production and cash flow.
Discretionary Cash Flow	Cash Flow from Operations excluding working capital changes plus cash exploration expense
Free Cash Flow	Operating Cash Flow less Organic Cash Capital
Funds from Operations (FFO)	Cash Flow from Operations excluding working capital changes
Liquidity	Cash and unused revolver capacity
Net Risked Resources	Estimated gross resources multiplied by the probability of geologic success and NBL's net revenue interest
Operating Cash Flow	Revenue less lease operating expenses, production taxes, transportation, and income taxes
Organic Capital	Capital less acquisitions
Organic Cash Capital	Capital less capitalized interest, capital lease payments, and acquisitions
Peers – Investment Grade **– Non-Investment Grade**	APA, APC, DVN, EOG, MRO, MUR, PXD, SWN CHK, CLR, COG, NFX, PXP, RRC
Return on Average Capital Employed (ROACE)	Earnings before interest and tax (EBIT) plus asset impairments and unrealized mark to market derivatives divided by average total assets plus impairments less current liabilities
Total Debt	Long term debt including current maturities, FPSO lease and JV installment payments